SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT - December 11, 2003
                        (Date of Earliest Event Reported)


                                   WICKES INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                           Commission File No. 1-14967


         Delaware                                               36-3554758
------------------------                                    --------------------
(State of Incorporation)                                     (I.R.S. Employer
                                                             Identification No.)


706 North Deerpath Drive, Vernon Hills, Illinois                    60061
------------------------------------------------                  ----------
(Address of principal                                             (Zip Code)
executive offices)


Registrant's telephone number, including area code: (847) 367-3400

Item 5. Other Events


     On December 11, 2003, Wickes Inc. (the "Company"), announced that the expiration date for its offer to exchange (i) cash and its new 10% Convertible Notes due June 15, 2007 or (ii) its new Convertible Notes, for all of its $21,123,000 aggregate principal amount of outstanding 11 5/8% Senior Subordinated Notes due December 15, 2003 has been extended to 5:00 p.m., New York City time, on Monday, December 15, 2003.

     The closing of the exchange offer is subject to, among other things, (i) the Company obtaining additional senior secured financing, (ii) the consent of its senior lenders to complete the exchange offer, and (iii) a minimum of 95%, or $20,067,000, of Senior Subordinated Notes validly tendered and not withdrawn prior to the expiration date.

     To date, holders of $9,539,000, or approximately 45.2 percent, of the outstanding principal amount of senior subordinated notes have tendered their notes for exchange. This amount includes $3,549,515 principal amount of senior subordinated notes tendered by the largest holder of notes, Barry Segal of Bradco Supply, representing approximately 16.8 percent of the outstanding senior subordinated notes.

     The Company encourages note holders to communicate directly with Wickes senior management. Please contact James A. Hopwood, Chief Financial Officer, toll free at (800) 360-9457, or direct dial at (847) 367-3552 to discuss this time sensitive matter.

     On November 4, 2003 the Company commenced an offer to exchange (i) cash and its new 10% Convertible Notes due June 15, 2007 or (ii) its new Convertible Notes, for all of its $21,123,000 aggregate principal amount of outstanding 11 5/8% senior subordinated notes due December 15, 2003. Tendering note holders may elect to receive for each $1,000 principal amount of senior subordinated notes tendered, either (i) $500 in cash and $250 principal amount of new Convertible Notes or (ii) $1,000 principal amount of new Convertible Notes. In either event, if the exchange offer is completed, tendering note holders will also receive accrued and unpaid interest on the Subordinated Notes from June 16, 2003 through the closing date of the exchange offer.

Item 7. Financial Statements and Exhibits

       (c)    Exhibits

        Exhibit Number             Description
        --------------             -----------

        99.1                       Press Release dated December 11, 2003



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                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WICKES INC.





Date:  December 11, 2003              By: /s/James A. Hopwood
                                          --------------------------
                                          James A. Hopwood
                                          Senior Vice President and
                                          Chief Financial Officer